U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 19, 2002
                                -----------------

                              INFODATA SYSTEMS INC.
             (Exact Name of Registrant as Specified in its Charter)


                                     0-10416
                            (Commission File Number)

              Virginia                                   16-0954695
        (State or other jurisdiction        (I.R.S. Employer Identification No.)
              of incorporation)


     12150 Monument Drive, Fairfax, Virginia               22033
     (Address of Principal Executive Office)            (Zip Code)


                   (703) 934-5205 (Issuer's Telephone Number)

Item 5. Other Events.

     Attached as an exhibit is a press release issued by Infodata Systems Inc. this afternoon.


Item 7(c). Exhibit.

     The following exhibit is filed herewith:

     99.1     Press Release dated April 19, 2002.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       INFODATA SYSTEMS INC.


                                       /s/ Curtis D. Carlson
                                       -----------------------
Date:  April 19, 2002                  Curtis D. Carlson
                                       Secretary